UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

March 18, 2009

SINOHUB, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52746	87-0438200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6/F, Building 51, Road 5, Qiongyu Road, Technology Park Nanshan District Shenzhen, China	518057
(Address of Principal Executive Offices)	(Zip Code)

86 755 26612106
Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

The following information is furnished pursuant to Item 8.01, "Other Events."

On March 19, 2009, SinoHub, Inc. issued a press release announcing that on March 18, 2009 SinoHub’s Board of Directors (the “Board”) approved the formation of an audit committee comprised of Robert Torino as chairman, Afshin Yazdian and Charles Kimball.  A copy of that press release is attached as exhibit 99.1 to this report.

At its March 18, 2009 meeting, the Board also approved a Code of Ethics for its chief executive officer and senior financial officers. A copy of that Code of Ethics is attached as exhibit 99.2 to this report.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of SinoHub, Inc. dated March 19, 2009
99.2	Code of Ethics for Senior Financial Officers

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

SINOHUB, INC.

Date: March 23, 2009	By:	/s/ Henry T. Cochran
Henry T. Cochran
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of SinoHub, Inc. dated March 19, 2009

99.2	Code of Ethics for Senior Financial Officers